EXHIBIT 99

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Larry P. Castellani, as the Chief Executive Officer of Advance Stores Company, Inc., state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Advance Stores Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s Audit Committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	2001 Annual Report on Form 10-K filed with the Commission of Advance Stores Company, Inc.;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Advance Stores Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ LARRY P. CASTELLANI	August 13, 2002	Subscribed and sworn to before me this 13th day of August 2002

Larry P. Castellani Chief Executive Officer	Date	/s/ PAMELA J. MISSIMER

Notary Public My Commission Expires:
December 31, 2003

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Jimmie L. Wade, as the Chief Financial Officer of Advance Stores Company, Inc., state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Advance Stores Company, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s Audit Committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	2001 Annual Report on Form 10-K filed with the Commission of Advance Stores Company, Inc.;

•
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Advance Stores Company, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ JIMMIE L. WADE	August 12, 2002	Subscribed and sworn to before me this 12th day of August 2002

Jimmie L. Wade President and Chief Financial Officer	Date	/s/ PAMELA J. MISSIMER

Notary Public My Commission Expires:
December 31, 2003